    STATE OF DELAWARE
    SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/09/1995
   950128121 - 2513815




                           CERTIFICATE OF INCORPORATION

                                       OF

                                 i Village Inc.


     The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, does hereby set forth as follows:

     FIRST: The name of the corporation is

                                 i Village Inc.

     SECOND: The address of the initial registered and principal office of this corporation in this state is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.


     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.


     FOURTH: The corporation shall be authorized to issue the following shares:

            Class                Number of Shares             Par Value
            -----                ----------------             ---------
            COMMON               1,500                        NO PAR VALUE


     FIFTH: The name and address of the incorporator are as follows:

            NAME                                  ADDRESS
            ----                                  -------
            Ray A. Barr                           10 Bank Street
                                                  White Plains, New York 10606

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

          (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the By-Laws so provide.

          (2) The Board of Directors shall have power without the assent or vote of the stockholders:

               (a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

               (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

          (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders, at any meeting of the stockholders called for the purpose of considering any such act or contract, or through a written consent in lieu of a meeting in accordance with the requirements of the General Corporation Law of Delaware as amended from time to time, and any contract or act that shall be so approved or be so ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting, (or by written consent whether received directly or through a proxy) and entitled to vote thereon (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved, ratified, or consented to by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law bad not been made.

     SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b) (7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

     EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.






     IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this eighth day of June, 1995.





                                                S/RAY A. BARR
                                                  ----------------------------
                                                  Ray A. Barr, Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                i VILLAGE INC.



                                      FIRST

     The name of the Corporation is i VILLAGE INC. (the "Corporation").

                                     SECOND

     Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

     FOURTH: The Corporation shall be authorized to issue 11,100,000 shares of all classes, consisting of (i) 7,600,000 shares of Common Stock, $.0005 par value (the "Common Stock"), and (ii) 3,500,000 shares of Preferred Stock, $.0005 par value (the "Preferred Stock").

     Of the Preferred Stock, 3,500,000 shares shall be designated as "Series A Preferred Stock." The Series A Preferred Stock shall have the following designations, preferences, and other rights:

     1. Dividends. The holders of Series A Preferred Stock shall be entitled to share in any dividends declared and paid upon or set aside for the Common Stock of the Corporation pro rata in accordance with the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible pursuant to Section 5.

     2. Liquidation.

     (a) Upon a Liquidation (as defined below), after payment or provision for payment of the debts and other liabilities of the Corporation and all amounts which the holders of any class of capital stock ranking senior to the Series A Preferred Stock shall be entitled to receive upon such Liquidation, the holders of Series A Preferred Stock shall be entitled to receive, out of the remaining assets of the Corporation available for distribution to its stockholders, with respect to each share of Series A Preferred Stock an amount (the

"Preference Amount") equal to the sum of (i) $1 and (ii) all declared but unpaid dividends payable with respect to such share under Section 1, before any distribution shall be made to the holders of the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series A Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series A Preferred Stock the full Preference Amounts to which they shall be entitled, the holders of Series A Preferred Stock shall share pro rata in any distribution of assets in accordance with such full Preference Amounts.

     (b) Upon any Liquidation prior to the consummation of any Qualified Capital Financing (as defined below), the holders of Series A Preferred Stock shall, after any distribution under paragraph (a) above, further be entitled to share in the distribution of the remaining assets of the Corporation to the holders of Common Stock, pro rata in accordance with the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible pursuant to Section 5. Upon any Liquidation after the consummation of any Qualified Capital Financing, the holders of Series A Preferred Stock shall, after any distribution under paragraph (a) above, not share in the distribution of the remaining assets of the Corporation.

     (c) "Liquidation" means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction. "Qualified Capital Financing" means the first issuance by the Corporation in one transaction or a series of related transactions of shares of Preferred Stock after the Original Issuance Date for an aggregate cash purchase price of at least $1,500,000. "Original Issuance Date" means the date of original issuance of the first share of Series A Preferred Stock.

     3. Redemption Upon Corporate Transaction.

     (a) In connection with any Corporate Transaction, each holder of shares of Series A Preferred Stock may demand that the Corporation redeem (out of funds legally available for that purpose) all or a portion of all shares of Series A Preferred Stock then held by such holder for a cash amount per share equal to its Preference Amount. The Corporation shall send notice of any proposed Corporate Transaction by first-class certified mail, return receipt requested, postage prepaid, to the holders of record of the shares of Series A Preferred Stock at their respective addresses as they appear on the books of the Corporation. Such notice shall be wailed prior to or at the same time as any notice of a stockholders meeting to be held for the purpose of voting on such Corporate Transaction or as any request for consent in lieu of such meeting. If no such notice or consent is required, the notice of such proposed Corporate Transaction shall be mailed no later than 20 days before the anticipated date of closing of the Corporate Transaction. The right of each holder of Series A Preferred Stock under this Section may be exercised by delivering to the Corporation, prior to the consummation of such Corporate Transaction, a notice specifying the number of shares of Series A Preferred Stock to be redeemed.

     (b) At any time on or after the date of consummation of such Corporate Transaction, each holder of record of shares of Series A Preferred Stock to be redeemed on such date shall be entitled to receive the redemption price upon actual delivery to the Corporation or its agents of the certificate or certificates representing the shares to be redeemed. On any such date, all rights in respect of the shares of Series A Preferred Stock to be redeemed, except the right to receive the redemption price shall cease and terminate (unless default shall be made by the Corporation in the payment of the applicable redemption price, in which event such rights shall be exercisable until such default is cured), and such shares shall no longer be deemed to be outstanding, whether or not the certificate or certificates representing such share have been received by the Corporation.

     (c) If the Corporation has insufficient funds legally available to redeem any shares of Series A Preferred Stock required to be redeemed in connection with any Corporate Transaction, those funds legally available for such purpose shall be used to redeem the number of such shares which may be redeemed. The holders of shares of Series A Preferred Stock shall participate in any such partial redemption pro rata according to the number of such shares then held by them. At any time and from time to time thereafter when additional funds become legally available for the redemption of Series A Preferred Stock, such funds shall be used promptly to redeem the balance of the shares of Series A Preferred Stock to be redeemed.

     (d) "Corporate Transaction" means (i) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any person or entity that is not a stockholder of the Corporation as of the Original Issuance Date becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (iii) any sale or other disposition by the Corporation of all or substantially all of its assets.

     4. Voting Rights.

     (a) In addition to the rights provided by law or in the Corporation's By-laws, each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes as shall equal the number of whole and fractional shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to Section 5. Except as provided in paragraphs (b) and (c) below, the holders of Series A Preferred Stock shall be entitle to vote on all matters as to which holders of Canon Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class; provided, however, that until such time as the Corporation reports the first time any net income, as determined in accordance with generally accepted accounting principles consistently applied, for any fiscal quarter, the holders of Series A Preferred Stock shall not be entitled to more than 19.9% of the aggregate voting power of such class.

     (b) The Corporation shall not, without the affirmative consent or approval of the holders of a majority of the shares of Series A Preferred Stock then outstanding, voting separately as a class:

          (i) authorize any class or series of capital stock ranking senior to the Series A Preferred Stock;

          (ii) until the consummation of any Qualified Capital Financing, authorize any class or series of capital stock ranking pari passu with the Series A Preferred Stock;

          (iii) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of [ILLEGIBLE];

          (iv) in any other manner amend the Certificate of Incorporation or By-laws of the Corporation, except that the number of shares of Common Stock that the Corporation is authorized to issue may, without separate class vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon;

          (v) sell or otherwise dispose all or substantially all assets of the Corporation;

          (vi) merge or consolidate with any person or entity;

          (vii) enter into any transaction that would result in any person or entity that is not a stockholder of the Corporation as of the Original Issuance Date becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors;

          (viii) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire, repurchase or otherwise acquire, any shares of capital stock of the Corporation, other than (i) shares of Series A Preferred Stock or (ii) in accordance with Sections 3.2 and 3.4 of the Stockholders' Agreement dated September 15, 1995 (the "Stockholders' Agreement"), among the Corporation and its stockholders named therein;

          (ix) sell, transfer, or grant any lien or encumbrance on any intellectual property right of the Corporation, other than licenses granted in the ordinary course of business of the Corporation; or

          (x) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation.

     (c) Upon the occurrence of any Event of Default (as defined in the Convertible Secured Note dated September 19, 1995 (the "Note"), issued by the Corporation under the Securities Purchase Agreement dated September 15, 1995 (the "Securities Purchase Agreement"), between the Corporation and the investor named therein, regardless of whether any amount is outstanding under the Note) and until such Event of Default has been cured or waived, (i) the number of members of the Board of Directors of the Corporation (the "Board") shall be increased to the number necessary to accomplish the purpose of the following clause (ii), and (ii) the holders of a majority of all shares of Series A Preferred Stock then outstanding shall be entitled, as a class and to the exclusion of the holders of all other shares of capital stock of the Corporation, to nominate for election and elect such number of members of the Board, and each successor of each such member, that, together with the number of members nominated in accordance with Section 2(b) (i) of the Stockholders' Agreement, constitutes a majority of all matters of the Board. Each member of the Board nominated and elected under this paragraph may be removed at any time by, and only by, the holders of a majority of all shares of Series A Preferred Stock then outstanding. The Corporation shall promptly notify each holder of Series A Preferred Stock of the occurrence of any vacancy in any seat of the Board for which such holders are entitled to elect a successor.

     5. Optional Conversion.

     (a) Upon the terms set forth in this Section, each holder of shares of Series A Preferred Stock shall have the right, at such holder's option, at any time and from time to time, to convert any of such shares into the number of full paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the product of $1 and the number of shares of Series A Preferred Stock being converted, by (ii) the Conversion Price (as defined below), as last adjusted and then in effect, by surrender of the certificates representing the shares of Series A Preferred Stock to be converted. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Series A Preferred Stock (the "Conversion Price") shall be $1, subject to adjustment as set forth in paragraph (d) below.

     (b) The holder of any shares of Series A Preferred Stock may exercise the conversion right pursuant to paragraph (a) above by delivering to the Corporation the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (c) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Series A Preferred Stock shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock to be converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the price of one share of Common Stock as determined in good faith by the Board and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

     (d) The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) If the Corporation shall, at any time or from time to time after the Original Issuance Date and before the earlier to occur of (1) the consummation of any Qualified Capital Financing and (2) the first anniversary of the Original Issuance Date, issue any shares of Common Stock other than Excluded Stock (as defined in clause (iv) below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Common Stock, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to such consideration par share.

          (ii) If the Corporation shall at any time or from time to time after the earlier to occur of (1) the consummation of any Qualified Capital Financing and (2) the first anniversary of the Original Issuance Date issue any shares of Common Stock other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Common Stock, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing:

               (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (iii) below) immediately prior to such issuance, multiplied by the Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

               (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (iii) below) immediately after the issuance of such Common Stock.

          (iii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) or (ii) above, the following provisions shall be applicable:

               (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

               (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

               (C) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (3) above);

                    (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, other than a change resulting from the antidilution provisions thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (4) on the expiration of any such options or rights, the
               termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

          (iv) "Excluded Stock" means (1) 750,000 shares of Common Stock, and options therefor, reserved in accordance with Section 8.13 of the Securities Purchase Agreement; (2) shares of Cannon Stock issued upon conversion of shares of Series A Preferred Stock; (3) shares of Preferred Stock or Common Stock issued upon conversion of the Note; (4) shares of Preferred Stock issued upon exercise of the Warrant dated September 19, 1995 (the "Warrant"), issued by the Corporation under the Securities Purchase Agreement; (5) shares of Common Stock issued upon conversion of the shares of Preferred Stock issued upon the conversion of the Note and exercise of the Warrant; (6) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; and (7) securities that were declared to be "Excluded Stock" for purposes of this Section by the holders of a majority of the shares of Series A Preferred Stock.

          (v) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

          (vi) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

          (vii) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or front par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any consolidation or merger of the Corporation, each share of Series A Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (viii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

          (ix) In any case in which the provisions of this paragraph (d) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

     (e) Whenever the Conversion Price shall be adjusted as provided in paragraph (d), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Series A Preferred Stock at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (f) below.

     (f) If the Corporation shall propose to take any action of the types described in clauses (v), (vi) or (vii) of paragraph (d) above, the Corporation shall give notice to each holder of shares of Series A Preferred Stock, in the manner set forth in paragraph (e) above, which notice shall specify the record date, if any, with respect to any such action and the data on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series A Preferred Stock. In the case of any action. which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (g) The Corporation shall reserve, and at all times from and after the date of Original Issuance Date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Preferred Stock.

     (h) At any time the Corporation makes or fixes a record date for the determination of holders of Canon Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of shares of Series A Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Series A Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section with respect to the rights of such holder of shares of Series A Preferred Stock.

     6. Mandatory Conversion.

     (a) Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933 at an offering price per share of Common

Stock to the public of not less than the Threshold Amount and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $10,000,000 (a "Qualified Public Offering"), each share of Series A Preferred stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) $1 by (ii) the Conversion Price, as last adjusted and then in effect. "Threshold Amount" means the quotient obtained by dividing (A) $75,000,000 by (B) the number of shares of Common Stock outstanding immediately after such public offering.

     (b) As promptly as practicable after the date of consummation of any Qualified Public Offering and the delivery to the Corporation of the certificate or certificates for the shares of Series A Preferred Stock which have been convened, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or upon the written order of each holder of Series A Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the date of such Qualified Public Offering and on such date the shares of Series A Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

     (c) The provisions set forth in Section 5(c) shall apply to the conversion of Series A Preferred Stock pursuant to this Section in the same manner as they apply to the conversion of Series A Preferred Stock pursuant to Section 5.

                                      THIRD

     The Corporation has not received any payment for any of its stock. This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of meeting effective as of this date, pursuant to Section 243. of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment has been signed by an authorized officer of this Corporation this 19 day of September, 1995.

                                   i VILLAGE INC.


                                   By: /s/ CANDICE CARPENTER
                                      ------------------------------------
                                      Name: Candice Carpenter
                                      Title: CEO

Attest:

/s/ AMY RYBERG      9/19/95
----------------------------
Name: Amy Ryberg
Title: Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                i VILLAGE INC.



                                      FIRST

     The name of the corporation is i VILLAGE INC. (the "Corporation").

                                     SECOND

     Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

     FOURTH: The Corporation shall be authorized to issue 40,000,000 shares of all classes, consisting of (i) 25,000,000 shares of common stock, $.0005 par value (the "Cannon Stock"), and (ii) 15,000,000 shares of preferred stock, $.0005 par value.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the stares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, voting rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Of such preferred stock, 1,000,000 shares shall be designated as "Series A Preferred Stock", 5,669,846 shares shall be designated as "Series B Preferred Stock and 300,000 shares shall be designated as "Series B-1. Preferred Stock." (For convenience of reference, the shares of Series A Preferred Stock, Series B Preferred Stock and Series B-1. Preferred Stock are sometimes hereinafter collectively referred to as the "Preferred Stock".) The Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred stock shall have the following designations, powers, preferences and other rights, and qualifications, limitations and restrictions:

     1. Dividends. The holders of Preferred Stock shall be entitled to share in any dividends declared and paid upon or set aside for the Common Stock of the Corporation, pro rata in accordance with the number of shares of Common Stock into which such shares of Preferred Stock are then convertible pursuant to
Section 5.

     2. Liquidation.

     (a) Upon a Liquidation (as defined below), after payment or provision for payment of the debts and other liabilities of the Corporation and all amounts which the holders of any class of capital stock ranking senior to the Preferred Stock shall be entitled to receive upon such Liquidation, the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the holders of Series B-1 Preferred Stock shall be entitled to receive, on a pari passu basis in accordance with their respective Preference Amounts, out of the remaining assets of the Corporation available for distribution to its stockholders, with respect to each share of Series A Preferred Stock an amount (the "Series A Preference Amount") equal to the sum of (i) $1. and (ii) all declared but unpaid dividends payable with respect to such share under Section 1, and with respect to each share of Series B Preferred Stock and each share of Series B-1 Preferred Stock an amount (the "Series B Preference Amount"; and the Series A Preference Amount and Series B Preference Amount being sometimes hereinafter collectively referred to as the "Preference Amount") equal to the sum of (1) $2.50 and (ii) all declared but unpaid dividends payable with respect to such Share under
Section 1, in each case, before any distribution shall be made to the holders of the Common Stock or any other class of capital stock of the Corporation ranking junior to the Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Preferred Stock the full respective Preference Amounts to which they shall be entitled, respectively, the holders of Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Preferred Stock held by them upon such distribution pursuant to this Section 2 if all amounts payable on or with respect to such shares were paid in full.

     (b) Upon any Liquidation, the holders of Series A Preferred Stock shall, after any distribution to such holders of the full amount to which they shall be entitled under paragraph (a) above, not share in the distribution of the remaining assets of the Corporation.

     (c) For purposes of this Section 2, a Corporate Transaction (as defined below) shall be treated as a Liquidation and shall entitle the holders of Preferred Stock to receive, upon the consummation of such Corporate Transaction, consideration in the same form as is to be provided in such Corporate Transaction (whether cash, securities, other property or any combination thereof), having a value (as determined in accordance with the next sentence) equivalent to the amounts to which such holders of Preferred Stock would otherwise have been entitled pursuant to Section 2(a) assuming such Corporate Transaction had constituted a Liquidation within the meaning of said Section 2
(a). In the event that any distribution pursuant to the preceding sentence shall be payable in a form other than cash, the value thereof shall be its fair market value as determined in good faith by the Board of Directors of the Company.

     (d) As used herein, the following terms shall have the following respective meanings:

          (i) "Corporate Transaction" means (i) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (iii) any sale or other disposition by the Corporation of all or substantially all of its assets.

          (ii) "Liquidation" means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction.

     3. Voting Rights.

     (a) In addition to the rights provided by law or in the Corporation's By-laws, each share of Series A Preferred Stock and Series B Preferred Stock shall entitle the holder thereof to such number of votes as shall equal the nearest whole number of shares of Common Stock into which such share of Series A Preferred Stock and Series B Preferred Stock is then convertible pursuant to
Section 4. Except as provided in paragraphs (b) and (c] below or as otherwise provided by law, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class. Except as otherwise required by law, all shares of Series B-1 Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters.

     (b) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of a majority of the shares of Series A Preferred Stock then outstanding and (ii) the holders of at least 60% of the shares of Series B Preferred Stock then outstanding, each voting separately as a class (such vote, in the case of clauses (A), (B), (C) and (D) below, being required only of the series so affected):

          (A) authorize, create, designate or establish any class or series of capital stock ranking senior to such series of Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of such series of Preferred Stock;

          (B) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock as to affect them adversely;


          (C) in any other manner amend the Certificate of Incorporation of the Corporation so as to materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock, except (1) to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, pari passu with or junior to such series of Preferred Stock and (2) that the number of shares of Common Stock that the Corporation is authorized to issue may, without separate class vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon;

          (D) amend the By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock;

          (E) consummate any Corporate Transaction;

          (F) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire, repurchase or otherwise acquire, any shares of capital stock of the Corporation, other than (i) shares of Preferred Stock or (ii) in accordance with Sections 3.2 and 3.4 of the Amended and Restated Stockholders' Agreement dated as of the Original Issuance Date, among the Corporation and its stockholders named therein;

          (G) sell, transfer, or grant any lien or encumbrance on any intellectual property right of the Corporation, other than licenses granted in the ordinary course of business of the Corporation; or

          (H) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation.

     4. Optional Conversion.

     (a) Upon the terms set forth in this Section, each holder of shares of Preferred Stock shall have the right, (x) in the case of Series A Preferred Stock and Series B Preferred Stock, at such holder's option, at any time and from time to time, and (y) in the case of Series B-1 Preferred Stock, if and only to the extent permitted under the provisions of this Section 4(a), to convert any of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock, the product of $1 and the number of shares of Series A Preferred Stock being converted, and (B) in the case of the Series B Preferred Stock and Series B-1 Preferred Stock, the product of $2.50 and the number of shares of Series B Preferred Stock or Series B-1 Preferred Stock (as the case may be) being converted, by (ii] the applicable Conversion Price (as defined below) therefor, as last adjusted and then in effect, and in addition, in the case of the Series B-1 Preferred Stock (in lieu of converting into Common Stock), into an equal number of shares of Series B Preferred Stock, by surrender of the certificates representing the shares of Preferred Stock to be converted. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Preferred Stock shall initially be $1 for the Series A Preferred Stock and $2.50 for the Series B Preferred Stock and the Series B-1 Preferred Stock (as to each, the "Conversion Price"), subject to adjustment as set forth in paragraph (d) below. Each holder of shares of Series B-1 Preferred Stock shall have the right, at such time as such holder and its affiliates would hold, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation (assuming solely for the purpose of such calculation that shares of Series B-1 Preferred Stock then held by such holder or any affiliate thereof constituting in the aggregate at least twenty-five (25%) percent of the number of shares of Series B-1. Preferred Stock held by such holder on the Original Issuance Date (as defined below) (the "Minimum Number of Shares") would entitle such holder to such number of votes as shall equal the nearest whole number of shares of Common Stock into which said shares of Series B-1 Preferred Stock would then be convertible but for the provisions of this Section 4 (a)), to convert up to that number of such holder's shares of Series B-1 Preferred Stock (but in no event representing less than the Minimum Number of Shares), that, after giving effect to such conversion, would result in such holder and its affiliates holding, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation into, at the option of the holder thereof, either (a) an equal number of fully paid and nonassessable shares of Series B Preferred Stock or (ii) that number of shares of Common Stock as is determined in accordance with the foregoing provisions of this Section 4(a). Shares of Series B-1 Preferred Stock shall be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), as aforesaid, within five business days of written notice from such holder(s) of Series B-1 Preferred Stock to the Corporation requesting that the specified number of such holder's shares of Series B-1 Preferred Stock be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), and otherwise in accordance with Section 4(b). As used herein, the term "Original Issuance Date" shall mean the date of original issuance of the first share of Series B Preferred Stock.

     (b) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to paragraph (a) above by delivering to the Corporation the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock (in the case of Series A Preferred Stock and Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1

Preferred Stock) to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock (in the case of Series A Preferred Stock and Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock (in the case of Series A Preferred Stock and Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (c) No fractional shares of Common Stock (in the case of Series A Preferred Stock or Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) or scrip shall be issued upon conversion of shares of Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Preferred Stock shall be computed on the basis of the aggregate number of shares of Preferred Stock to be converted. Instead of any fractional shares of Common Stock (in the case of Series A Preferred Stock or Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the price of one share of Common Stock (in the case of Series A Preferred Stock or Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as determined in good faith by the Board and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

     (d) The Conversion Price applicable to the Series A Preferred Stock, the Series B Preferred Stock and/or the Series B-1 Preferred Stock (as the case may be) shall be subject to adjustment from rime to time as follows:

          (i) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock (including shares of Common Stock deemed to be issued pursuant to subdivision (C) of clause (ii) below) other than Excluded Stock (as defined in clause (iii) below) without consideration or for a consideration per share less than the Conversion Price applicable to such series of Preferred Stock in effect immediately prior to the issuance of such Common Stock, then the applicable Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing:

               (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

               (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) immediately after the issuance of such Common Stock.

          (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

               (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

               (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

               (C) The issuance after the Original Issuance Date of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities shall be deemed to be an issuance of Common Stock for purposes of clause (i) above. In the case of any such issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Cannon Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions
               (A) and (B) above);

                    (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (4) on the expiration of any such options or rights, the
               termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

          (iii) "Excluded Stock" means (A) up to 1,550,000 shares (as constituted on the Original Issuance Date) of Common Stock, and options therefor, issued or granted from time to time to employees, directors and officers of and consultants to the Corporation pursuant to agreements, plans or arrangements approved by the Board of Directors;

     (B) shares of Series B Preferred Stock issued upon exercise or exchange of stock subscription warrants dated September 19, 1995 and the Original Issuance Date to purchase shares of Series B Preferred Stock; (C) shares of Common Stock issued upon conversion of shares of Preferred Stock; (D) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock;
     (B) shares of Series B Preferred Stock issued upon conversion of shares of Series B-1 Preferred Stock; and (F) securities that were declared to be "Excluded Stock" for purposes of this Section by the holders of at least 60% of the shares of Preferred Stock.

          (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

          (v) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

          (vi) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger at the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each share of Preferred Stock shall after such reorganization, reclassification, consolidation or merger (unless, in the case of a consolidation or merger, payment shall have been made to the holders of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section 2(c) of this Article Fourth) be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

          (viii) In any case in which the provisions of this paragraph (d) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

     (e) Whenever the Conversion Price shall be adjusted as provided in paragraph (d), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Preferred Stock as to which the Conversion Price shall be so adjusted at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (f) below.

     (f) If the Corporation shall propose to take any action of the types described in clauses (iv), (v) or (vi) of paragraph (d) above, the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in paragraph (e) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (g) The Corporation shall reserve, and at all times from and after the date of Original Issuance Date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

     (h) At any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of shares of Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Preferred Stock been converted into shares of Cannon Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 4 with respect to the rights of such holder of shares of Preferred Stock.

     5. Mandatory Conversion.

     (a) Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price par share of Common Stock to the public that would reflect a post-offering market valuation of the Company (based on all then outstanding shares of capital stock and assuming the exercise of all then outstanding options therefor) of at least $75,000,000 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $10,000,000 (a "Qualified Public Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock $1 and (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.50, by (ii) the applicable Conversion Price, as last adjusted and then in effect.

     (b) As promptly as practicable after the date of consummation of any Qualified Public Offering and the delivery to the Corporation of the certificate or certificates for the shares of Preferred Stock which have been converted, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or upon the written order of each holder of Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the date of such Qualified Public Offering and on such date the shares of Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

     (c) The provisions set forth in Sections 4(b) and (c) shall apply to the conversion of Preferred Stock pursuant to this Section in the same manner as they apply to the conversion of Preferred Stock pursuant to Section 4.

                                      THIRD

     This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment has been signed by an authorized officer of this Corporation this 6 day of May, 1996

                                   i VILLAGE INC.


                                   By: /s/ CANDICE CARPENTER
                                      ------------------------------------
                                      Name: Candice Carpenter
                                      Title: Chairman & CEO

Attest:

/s/ BETH POLISH
----------------------------
Name: Beth Polish
Title: CFO, Senior Vice President-Corporate Development

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 i VILLAGE INC.



                                      FIRST

     The name of the corporation is i VILLAGE INC. (the "Corporation").

                                     SECOND

     Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:


     FOURTH: The Corporation shall be authorized to issue 60,000,000 shares of all classes, consisting of (i) 35,000,000 shares of common stock, $.0005 par value (the "Common Stock), and (ii) 25,000,000 shares of preferred stock, $.0005 par value.

     Authority is hereby expressly granted to the Board of Directors, subject to the provisions of Section 3 hereof, from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, voting rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Of such preferred stock, 1,000,000 shares shall be designated as "Series A Preferred Stock", 5,629,846 shares shall be designated as "Series B Preferred Stock", 300,000 shares shall be designated as "Series B-1 Preferred Stock" and 11,338,384 shares shall be designated as "Series C Preferred Stock". (For convenience of reference, the shares of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock are sometimes hereinafter collectively referred to as the "Preferred Stock".) The Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series

C Preferred Stock shall have the following designations, powers, preferences and other rights, and qualifications, limitations and restrictions:

     1. Dividends. The holders of Preferred Stock shall be entitled to share in any dividends declared and paid upon or set aside for the Common Stock of the Corporation, pro rata in accordance with the number of shares of Common Stock into which such shares of Preferred Stock are then convertible pursuant to
Section 5.

     2. Liquidation.

     (a) Upon a Liquidation (as defined below), after payment or provision for payment of the debts and other liabilities of the Corporation and all amounts which the holders of any class of capital stock ranking senior to the Preferred Stock shall be entitled to receive upon such Liquidation,

          (i) the holders of Series C Preferred Stock shall be entitled to receive in accordance with their Series C Preference Amount (as hereinafter defined), out of the remaining assets of the Corporation available for distribution to its stockholders with respect to each share of Series C Preferred Stock, an amount (the "Series C Preference Amount") equal to the sum of (A) $1.954 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, before any distribution shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series C Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series C Preferred Stock the full respective Series C Preference Amounts to which they shall be entitled, respectively, the holders of Series C Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series C Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full.

          (ii) After distribution to the holders of Series C Preferred Stock of the full Series C Preference Amount set forth in section 2(a)(i), the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the holders of Series B-1 Preferred Stock shall be entitled to receive, on a pari passu basis in accordance with their respective Preference Amounts, out of the remaining assets of the Corporation available for distribution to its stockholders, with respect to each share of Series A Preferred Stock an amount (the "Series A

     Preference Amount") equal to the sum of (A) $1 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, and with respect to each share of Series B Preferred Stock and each share of Series B-1 Preferred Stock an amount (the "Series B Preference Amount"; and the Series A Preference Amount, Series B Preference Amount and the Series C Preference Amount being sometimes hereinafter collectively referred to as the "Preference Amount") equal to the sum of (A) $2.267 and (B) all declared but unpaid dividends payable with respect to such Share under
     Section 1, in each case, before any distribution shall be made to the holders of the Common Stock or any other class of capital stock of the Corporation ranking junior to the Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock the full respective Preference Amounts to which they shall be entitled, respectively, the holders of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full.

     (b) Upon any Liquidation, the holders of Preferred Stock shall, after any distribution to such holders of the full amount to which they shall be entitled under paragraph (a) above, not share in the distribution of the remaining assets of the Corporation.

     (c) For purposes of this Section 2, a Corporate Transaction (as defined below) shall be treated as a Liquidation and shall entitle the holders of Preferred Stock to receive, upon the consummation of such Corporate Transaction, consideration in the same form as is to be provided in such Corporate Transaction (whether cash, securities, other property or any combination thereof), having a value (as determined in accordance with the next sentence) equivalent to the amounts to which such holders of Preferred Stock would otherwise have been entitled pursuant to Section 2(a) assuming such Corporate Transaction had constituted a Liquidation within the meaning of said Section 2(a); provided, however, that in the case of each share of Series C Preferred Stock, an additional amount that, when added to the amount of declared but unpaid dividends (if any) then payable with respect to such share of Series C Preferred Stock, will constitute an amount representing a 10% (calculated daily and compounded annually) internal rate of return (computed in accordance with generally accepted financial practice) with respect to the Series C Preference Amount of such share calculated for the period commencing with the date of the original issuance thereof and ending on the date of such Liquidation and in connection with such calculation, the Corporation shall provide each holder of Series C Preferred Stock with the information set forth in Section 4(f) within the time period specified therein. In the event that any distribution pursuant to the preceding sentence shall be payable in a form other than cash, the value thereof shall be its fair market value as determined in good faith by the Board of Directors of the Company; provided, however, that if the holders of 60% of the then outstanding Preferred Stock shall dispute in writing such determination within ten (10) business days of such determination, the Corporation shall promptly engage a nationally-recognized independent investment banking firm or independent competent appraisers, jointly selected by the Corporation and the holders of at least 60% of the then outstanding Preferred Stock, to determined the value of the non-cash assets and property to be distributed to the holders of Preferred Stock pursuant to this Section 2, whose determination shall be conclusive (the "Fair Market Value").

     (d) As used herein, the following terms shall have the following respective meanings!

          (i) "Corporate Transaction" means (A) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets.

          (ii) "Liquidation" means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction.

     3. Voting Rights.

     (a) In addition to the rights provided by law or in the Corporation's By-laws, each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall entitle the holder thereof to such number of votes as shall equal the nearest whole number of shares of Common Stock into which such share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is then convertible pursuant to Section 4. Except as provided in paragraphs (b) and

(c) below or as otherwise provided by law, the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class. Except as otherwise required by law, all shares of Series B-1 Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters.

     (b) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of a majority of the shares of Series A Preferred Stock then outstanding (with respect to clauses (A), (B), (C) and (D) below), voting as a separate class, (ii) the holders of at least 60% of the shares of Series B Preferred Stock then outstanding (with respect to clauses (A), (B), (C) and (D) below), voting as a separate class and (iii) the holders of at least a majority of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding, voting together as a class (with respect to clauses (E) and (F) below):

          (A) authorize, create, designate or establish any class or series of capital stock ranking senior to such series of Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of such series of Preferred Stock;

          (B) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock as to affect them adversely;

          (C) in any other manner amend the Certificate of Incorporation of the Corporation so as to materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock, except (1) to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, pari passu with or junior to such series of Preferred Stock and (2) that the number of shares of Common Stock that the Corporation is authorized to issue may, without separate class vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon;

          (D) amend the By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock;

          (E) consummate any Corporate Transaction; or

          (F) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation.

     (c) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of at least 66 2/3% of the shares of Series C Preferred Stock (with respect to clauses (A), (B), (C) and (D)) and (ii) the holders of at least 60% of the shares of Series C Preferred Stock (with respect to clauses (E), (F), (G) and (H)), voting separately as a class:

          (A) authorize, create, designate or establish any class or series of capital stock ranking senior to or pari passu with Series C Preferred Stock or reclassify any shares of Common Stock into shares pari passu with or having any preference or priority as to dividends or assets pari passu with or superior to any such preference or priority of Series C Preferred Stock;

          (B) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock as to affect them adversely;

          (C) in any other manner amend the Certificate of Incorporation of the Corporation so as to adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock, except to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, junior to Series C Preferred Stock;

          (D) amend the By-laws of the Corporation in any manner that would adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock;

          (E) consummate any Corporate Transaction;

          (F) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation;

          (G) incur or guaranty any indebtedness for money borrowed, having a maturity of twelve months or greater, in the excess of $5,000,000 in the aggregate at any time outstanding; or

          (H) increase or decrease the authorized number of shares of Series C Preferred Stock, except as contemplated by Section 7.13 of the Series C Agreement (as hereinafter defined).

     (d) The Corporation shall not, without the affirmative consent or approval of the holders of 66 2/3% of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding, voting together as a class:

          (A) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire, repurchase or otherwise acquire, any shares of capital stock of the Corporation, other than in accordance with Sections 3.2 and 3.4 of the Amended and Restated Stockholders' Agreement dated as of the Original Issuance Date, among the Corporation and its stockholders named therein;

          (B) increase or decrease the authorized number of shares of Preferred Stock or Common Stock; or

          (C) sell, transfer, or grant any lien or encumbrance on any material intellectual property right of the Corporation, other than licenses granted in the ordinary course of business of the Corporation.

     4. Optional Conversion.

     (a) Upon the terms set forth in this Section, each holder of shares of Preferred Stock shall have the right, (x) in the case of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at such holder's option, at any time and from time to time, and (y) in the case of Series B-1 Preferred Stock, if and only to the extent permitted under the provisions of this Section 4(A), to convert any of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i)(A) in the case of the Series A Preferred Stock, the product of $1 and the number of shares of Series A Preferred Stock being converted, (B) in the case of the Series B Preferred Stock and Series B-1 Preferred Stock, the product of $2.267 and the number of shares of Series B Preferred Stock or Series B-1 Preferred Stock (as the case may be) being converted, and (C) in the case of the Series C Preferred Stock, the product of $1.954 and the number of shares of Series C Preferred Stock being converted, by (ii) the applicable Conversion Price (as defined below) therefor, as last adjusted and then in effect, and in addition, in the case of the Series B-1 Preferred Stock (in lieu of converting into Common Stock), into an equal number of shares of Series B Preferred Stock, by surrender of the certificates representing the shares of Preferred Stock to be converted. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Preferred Stock shall initially be $1 for the Series A Preferred Stock, $2.267 for the Series B Preferred Stock and the Series B-1 Preferred Stock and $1.954 for the Series C Preferred Stock (as to each, the "Conversion Price"), subject to adjustment as set forth in paragraph (d) below. Each holder of shares of Series B-1. Preferred Stock shall have the right, at such time as such holder and its affiliates would hold, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation (assuming solely for the purpose of such calculation that shares of Series B-1 Preferred Stock then held by such holder or any affiliate thereof constituting in the aggregate at least twenty-five (25%) percent of the number of shares of Series B-1 Preferred Stock held by such holder on May 6, 1996 (the "Minimum Number of Shares") would entitle such holder to such number of votes as shall equal the nearest whole number of shares of Common Stock into which said shares of Series B-1 Preferred Stock would then be convertible but for the provisions of this Section 4(a), to convert up to that number of such holder's shares of Series B-1 Preferred Stock (but in no event representing less than the Minimum Number of Shares), that, after giving effect to such conversion, would result in such holder and its affiliates holding, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation into, at the option of the holder thereof, either (a) an equal number of fully paid and nonassessable shares of Series B Preferred Stock or (ii) that number of shares of Common Stock as is determined in accordance with the foregoing provisions of this Section 4(a). Shares of Series B-1 Preferred Stock shall be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), as aforesaid, within five business days of written notice from such holder(s) of Series B-1 Preferred Stock to the Corporation requesting that the specified number of such holder's shares of Series B-1 Preferred Stock be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), and otherwise in accordance with Section 4(b). As used herein, the term "Original Issuance Date" shall mean the date of original issuance of the first share of Series C Preferred Stock.

     (b) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to paragraph (a) above by delivering to the Corporation the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock (in the case of Series A Preferred Stock and Series B Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (c) No fractional shares of common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) or scrip shall be issued upon conversion of shares of Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Preferred Stock shall be computed on the basis of the aggregate number of shares of Preferred Stock to be converted. Instead of any fractional shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the price of one share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock) Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as determined in good faith by the Board and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

     (d) The Conversion Price applicable to the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock and/or the Series C Preferred Stock (as the case may be) shall be subject to adjustment from time to time as follows:

          (i) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock (including shares of Common Stock deemed to be issued pursuant to subdivision (C) of clause (ii) below) other than Excluded Stock (as defined in clause (iii) below) without consideration or for a consideration per share less than the Conversion Price applicable to such series of Preferred Stock in effect immediately prior to the issuance of such Common Stock, then the applicable Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing:

               (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

               (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of clause (ii) below) immediately after the issuance of such Common Stock.

          (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

               (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

               (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof (such Fair Market Value being determined as provided in the definition thereof but with reference to such consideration), irrespective of any accounting treatment.

               (C) The issuance after the Original Issuance Date of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities shall be deemed to be an issuance of Common Stock for purposes of clause (i) above. In the case of any such issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby:

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above);

                    (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (4) on the expiration of any such options or rights, the
               termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

          (iii) "Excluded Stock" means (A) shares of Common Stock, and options therefor, issued or granted from time to time to employees, directors and officers of and consultants to the Corporation pursuant to agreements, plans or arrangements approved by the Board of Directors; (B) shares of Series B Preferred Stock issued upon exercise or exchange of stock subscription warrants dated September 19, 1995 and May 6, 1996 to purchase shares of Series B Preferred Stock; (C) shares of Common Stock issued upon conversion of shares of Preferred Stock; (D) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; (E) shares of Series B Preferred Stock issued upon conversion of shares of Series B-1 Preferred Stock; (G) shares of Common Stock issued upon exercise or exchange of stock subscription warrants dated the Original Issuance Date, issued to Bear, Stearns & Co. Inc. to purchase shares of Common Stock; (H) shares of Series C Preferred Stock issued upon exercise or exchange of stock subscription warrants dated February 27, 1997 and April 2, 1997 to purchase shares of Series C Preferred Stock; (F) the issuance of Adjustment Shares (as defined in the Series C Agreement) pursuant to Section 7.13 of the Series C Preferred Stock Purchase Agreement dated Original Issuance Date (the "Series C Agreement"), among the Corporation and the other parties thereto;
     (I) securities that were declared to be "Excluded Stock" for purposes of this Section by the holders of at least 60% of (1) the shares of Series A Preferred Stock and Series B Preferred Stock if an adjustment of the Conversion Price of the Series A Preferred Stock and/or Series B
     Preferred Stock would otherwise result pursuant to Section 4(d) (i) with respect to Series A Preferred Stock and/or Series B Preferred Stock and (2) the shares of Series C Preferred stock if an adjustment of the Conversion Price of the Series C Preferred Stock would otherwise result pursuant to section 4(6) (i) with respect to Series C Preferred Stock.

          (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

          (v) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

          (vi) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each share of Preferred Stock shall after such reorganization, reclassification, consolidation or merger (unless, in the case of a consolidation or merger, payment shall have been made to the holders of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section 2(c) of this Article Fourth) be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

          (viii) In any case in which the provisions of this paragraph (d) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the share of capital stock issuable upon such conversion before giving effect to such adjustments, and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

     (e) Whenever the Conversion Price shall be adjusted as provided in paragraph (d), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each bolder of Preferred Stock as to which the Conversion Price shall be so adjusted at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (f) below.

     (f) If the Corporation shall propose to take any action of the types described in clauses (iv), (v) or (vi) of paragraph (d) above, the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in paragraph (e) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (g) The Corporation shall reserve, and at all times from and after the date of Original Issuance Date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

     (h) At any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of shares of Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 4 with respect to the rights of such holder of shares of Preferred Stock.

     5. Mandatory Conversion.

     (a) Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price per share of Common Stock to the public that would reflect a pre-offering market valuation of the Company (based on all then outstanding shares of capital stock and assuming the exercise of all then outstanding options therefor) of at least $100,000,000 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less thin $20,000,000 (a "Qualified Public Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common

Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock $1, (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.267 and (C) in the case of the Series C Preferred Stock $1.354 by (ii) the applicable Conversion Price, as last adjusted and then in effect.

     (b) As promptly as practicable after the date of consummation of any Qualified Public Offering and the delivery to the corporation of the certificate or certificates for the shares of Preferred Stock which have been converted, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or upon the written order of each holder of Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the date of such Qualified Public Offering and on such date the shares of Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

     (c) The provisions set forth in Sections 4(b) and (c) shall apply to the conversion of Preferred Stock pursuant to this Section in the same manner as they apply to the conversion of Preferred Stock pursuant to Section 4.

                                      THIRD

     This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment has been signed by an authorized officer of this Corporation this 28 day of May, 1997

                                   i VILLAGE INC.


                                   By: /s/ CANDICE CARPENTER
                                      ------------------------------------
                                      Name: Candice Carpenter
                                      Title: CEO

Attest:

/s/ STEVEN ELKES
----------------------------
Name: Steven Elkes
Title: VP Finance

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 i VILLAGE INC.

     i VILLAGE INC., a Delaware corporation (the "Corporation"), hereby certifies as follows:

1. The current name of the Corporation is "i VILLAGE INC."

2. Effective immediately, Article FOURTH of the Certificate of Incorporation of the Corporation, as amended, is hereby amended as follows:

     (a) The number of shares designated by the Certificate of Incorporation as "Series C Preferred Stock" is hereby amended by deleting the reference "11,332,384 shares designated as 'Series C Preferred Stock'" and inserting in lieu thereof a reference to "13,528,762 shares designated as 'Series C Preferred Stock'".

     (b) Each reference to the dollar amount "$2.267" is deleted and the dollar amount "$2.50" is inserted in lieu thereof.

3. This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware and Article Fourth Section 3 of the Certificate of Incorporation of the Corporation.

                                     *****

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 18th day of December, 1997, by its President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                       i VILLAGE, INC.


                                       By: /s/ CANDICE CARPENTER
                                           ------------------------------------
                                           Name: Candice Carpenter
                                           Title:     Chairman & CEO

ATTEST:

By:  /s/ STEVEN ELKES
     --------------------------
     Name: Steven Elkes
     Title: Vice President, Finance & Operations

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 i VILLAGE INC.

     i VILLAGE INC., a Delaware corporation (the "Corporation"), hereby certifies as follows:

1. The current name of the Corporation is "i VILLAGE INC."

2. Effective immediately, Article FOURTH, Section 5(a) of the Certificate of Incorporation of the Corporation shall be amended and restated as follows:

     "Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price per share of Common Stock to the public that would reflect a price per share of Common Stock (subject to equitable adjustment for stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) of not less than $3.45 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $20,000,000 (a "Qualified Public Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock $1.00, (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.50, (C) in the case of the Series C Preferred Stock $1.954 and (D) in the case of the Series D Preferred Stock $2.50 by (ii) the applicable Conversion Price, as last adjusted and then in effect"

3. This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware and Article Fourth Section 3 of the Certificate of Incorporation of the Corporation.

                                     *****

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 31st day of August, 1998, by its Vice-President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                        i VILLAGE, INC.


                                        By: /s/ STEVEN ELKES
                                            -----------------------------
                                            Name: Steven Elkes
                                            Title: Vice-President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 i VILLAGE INC.


                                      FIRST

     The name of the corporation is i VILLAGE INC. (the "Corporation").

                                     SECOND

     Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

     FOURTH: The Corporation shall be authorized to issue 80,000,000 shares of all classes, consisting of (i) 45,000,000 shares of common stock, $.0005 par value (the "Common Stock), and (ii) 35,000,000 shares of preferred stock, $.0005 par value.

     Authority is hereby expressly granted to the Board of Directors, subject to the provisions of Section 3 hereof, from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, voting rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Of such preferred stock, 1,000,000 shares shall be designated as "Series A Preferred Stock", 5,629,846 shares shall be designated as "Series B Preferred Stock", 300,000 shares shall be designated as "Series B-1 Preferred Stock", 13,528,762 shares shall be designated as "Series C Preferred Stock" and 8,000,000 shares shall be designated as "Series D Preferred Stock." (For convenience of reference, the shares of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are sometimes hereinafter collectively referred to as the "Preferred Stock".) The Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall have the following designations, powers, preferences and other rights, and qualifications, limitations and restrictions:

1. Dividends. The holders of Preferred Stock shall be entitled to share in any dividends declared and paid upon or set aside for the Common Stock of the Corporation, pro rata in accordance with the number of shares of Common Stock into which such shares of Preferred Stock are then convertible pursuant to
Section 5.

2. Liquidation.

     (a) Upon a Liquidation (as defined below), after payment or provision for payment of the debts and other liabilities of the Corporation and all amounts which the holders of any class of capital stock ranking senior to the Preferred Stock shall be entitled to receive upon such Liquidation,

          (i) the holders of Series C Preferred Stock and Series D Preferred Stock shall be entitled to receive, on a pari-passu basis in accordance with their respective Preference Amounts (as defined below), out of the remaining assets of the Corporation available for distribution to its stockholders with respect to each share of Series C Preferred Stock, an amount (the "Series C Preference Amount") equal to the sum of (A) $1.954 and (B) all declared but unpaid dividends payable with respect to such share under Section 1 and with respect to each share of Series D Preferred Stock, an amount (the "Series D Preference Amount") equal to the sum of (A) $2.50 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, before any distribution shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series C Preferred Stock and Series D Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series C Preferred Stock and Series D Preferred Stock the full respective Series C Preference Amounts and Series D Preference Amounts to which they shall be entitled, respectively, the holders of Series C Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series C Preferred Stock and Series D Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full.

          (ii) After distribution to the holders of Series C Preferred Stock and Series D Preferred Stock of the full Series C Preference Amount and Series D Preference Amount set forth in Section 2(a)(i), the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the holders of Series B-1 Preferred Stock shall be entitled to receive, on a pari passu basis in accordance with their respective Preference Amounts, out of the remaining assets of the Corporation available for distribution to its stockholders, with respect to each share of Series A Preferred Stock an amount (the "Series A Preference Amount") equal to the sum of (A) $1 and
     (B) all declared but unpaid dividends payable with respect to such share under Section 1, and with respect to each share of Series B Preferred Stock and each share of Series B-1 Preferred Stock an amount (the "Series B Preference Amount"; and the Series A Preference Amount, Series B Preference Amount, the Series C Preference Amount and the Series D Preference Amount being sometimes hereinafter collectively referred to as the "Preference Amount") equal to the sum of (A) $2.50 and (B) all declared but unpaid dividends payable with respect to such Share under Section 1, in each case, before any distribution shall be made to the holders of the Common Stock or any other class of capital stock of the Corporation ranking junior to the Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock the full respective Preference Amounts to which they shall be entitled, respectively, the holders of Series A Preferred Stock,

     Series B Preferred Stock and Series B-1 Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full.

     (b) Upon any Liquidation, the holders of Preferred Stock shall, after any distribution to such holders of the full amount to which they shall be entitled under paragraph (a) above, not share in the distribution of the remaining assets of the Corporation, except to the extent that such holders also hold Common Stock of the Corporation.

     (c) For purposes of this Section 2, a Corporate Transaction (as defined below) shall be treated as a Liquidation and shall entitle the holders of Preferred Stock to receive, upon the consummation of such Corporate Transaction, consideration in the same form as is to be provided in such Corporate Transaction (whether cash, securities, other property or any combination thereof), having a value (as determined in accordance with the next sentence) equivalent to the amounts to which such holders of Preferred Stock would otherwise have been entitled pursuant to Section 2(a) assuming such Corporate Transaction had constituted a Liquidation within the meaning of said Section 2(a); provided, however, that in the case of each share of Series C Preferred Stock and Series D Preferred Stock, an additional amount that, when added to the amount of declared but unpaid dividends (if any) then payable with respect to such share of Series C Preferred Stock or Series D Preferred Stock, as the case may be, will constitute an amount representing a 10% (calculated daily and compounded annually) internal rate of return (computed in accordance with generally accepted financial practice) with respect to the Series C Preference Amount or Series D Preference Amount, as the case may be, of such share calculated for the period commencing with the date of the original issuance thereof and ending on the date of such Liquidation and in connection with such calculation, the Corporation shall provide each holder of Series C Preferred Stock and Series D Preferred Stock with the information set forth in Section 4(f) within the time period specified therein. In the event that any distribution pursuant to the preceding sentence shall be payable in a form other than cash, the value thereof shall be its fair market value as determined in good faith by the Board of Directors of the Company; provided, however, that if the holders of 60% of the then outstanding Preferred Stock shall dispute in writing such determination within ten (10) business days of such determination, the Corporation shall promptly engage a nationally-recognized independent investment banking firm or independent competent appraisers, jointly selected by the Corporation and the holders of at least 60% of the then outstanding Preferred Stock, to determined the value of the non-cash assets and property to be distributed to the holders of Preferred Stock pursuant to this Section 2, whose determination shall be conclusive (the "Fair Market Value").

     (d) As used herein, the following terms shall have the following respective meanings:

          (i) "Corporate Transaction" means (A) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets.

          (ii) "Liquidation" means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction.

3. Voting Rights.

     (a) In addition to the rights provided by law or in the Corporation's By-laws, each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall entitle the holder thereof to such number of votes as shall equal the nearest whole number of shares of Common Stock into which such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock is then convertible pursuant to Section 4. Except as provided in paragraphs (b) and (c) below or as otherwise provided by law, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class. Except as otherwise required by law, all shares of Series B-1 Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters.

     (b) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of a majority of the shares of Series A Preferred Stock then outstanding (with respect to clauses (1), (2), (3) and (4) below), voting as a separate class, (ii) the holders of at least 60% of the shares of Series B Preferred Stock then outstanding (with respect to clauses (1), (2), (3) and (4) below), voting as a separate class, (iii) the holders of at least a majority of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding, voting together as a class (with respect to clauses (5) and (6) below), and (iv) the holders of at least 66 2/3% (by voting power) of the shares of Series D Preferred Stock then outstanding voting as a separate class (with respect to clauses (2), (3), (4) and (7) below:

          (1) authorize, create, designate or establish any class or series of capital stock ranking senior to such series of Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of such series of Preferred Stock;

          (2) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock as to affect them adversely;

          (3) in any other manner amend the Certificate of Incorporation of the Corporation so as to materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock, except (1) to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, pari passu with or junior to such series of Preferred Stock and (2) that the number of shares of Common Stock that the

     Corporation is authorized to issue may, without separate class vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon;

          (4) amend the By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock;

          (5) consummate any Corporate Transaction; or

          (6) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation.

          (7) notwithstanding clause (3) above, authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, senior to or pari passu with the Series D Preferred Stock.

     (c) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of at least 66 2/3% of the shares of Series C Preferred Stock (with respect to clauses (1), (2), (3) and (4)), voting separately as a class, (ii) the holders of at least 66 2/3% of the shares of Series C Preferred Stock and Series D Preferred Stock (with respect to clauses
(5), (6), (7)), voting together as a class and (iii) the holders of least 60% of the shares of Series C Preferred Stock (with respect to clause (8)), voting separately as a class:

          (1) authorize, create, designate or establish any class or series of capital stock ranking senior to or pari passu with Series C Preferred Stock or reclassify any shares of Common Stock into shares pari passu with or having any preference or priority as to dividends or assets pari passu with or superior to any such preference or priority of Series C Preferred Stock;

          (2) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock as to affect them adversely;

          (3) in any other manner amend the Certificate of Incorporation of the Corporation so as to materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock, except to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, junior to Series C Preferred Stock;

          (4) amend the By-laws of the Corporation in any manner that would adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock;

          (5) consummate any Corporate Transaction;

          (6) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation;

          (7) incur or guaranty any indebtedness for money borrowed, having a maturity of twelve months or greater, in the excess of $5,000,000 in the aggregate at any time outstanding; or

          (8) increase or decrease the authorized number of shares of Series C Preferred Stock, except as contemplated by Section 7.13 of the Series C Agreement (as hereinafter defined).

     (d) The Corporation shall not, without the affirmative consent or approval of the holders of 66 2/3% of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then outstanding, voting together as a class:

          (1) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire, repurchase or otherwise acquire, any shares of capital stock of the Corporation, other than in accordance with Sections 3.2 and 3.4 of the Third Amended and Restated Stockholders' Agreement dated as of the Original Issuance Date, among the Corporation and its stockholders named therein;

          (2) increase or decrease the authorized number of shares of Preferred Stock or Common Stock; or

          (3) sell, transfer, or grant any lien or encumbrance on any material intellectual property right of the Corporation, other than licenses granted in the ordinary course of business of the Corporation.

4. Optional Conversion.

     (a) Upon the terms set forth in this Section, each holder of shares of Preferred Stock shall have the right, (x) in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock at such holder's option, at any time and from time to time, and (y) in the case of Series B-1 Preferred Stock, if and only to the extent permitted under the provisions of this Section 4(a), to convert any of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock, the product of $1.00 and the number of shares of Series A Preferred Stock being converted, (B) in the case of the Series B Preferred Stock and Series B-1 Preferred Stock, the product of $2.50 and the number of shares of Series B Preferred Stock or Series B-1 Preferred Stock (as the case may be) being converted, and (C) in the case of the Series C Preferred Stock, the product of $1.954 and the number of shares of Series C Preferred Stock being converted,
(D) in the case of the Series D Preferred Stock, the product of $2.50 and the number of shares of Series D Preferred Stock being converted, by (ii) the applicable Conversion Price (as defined below) therefor, as last adjusted and then in effect, and in addition, in the case of the Series B-1 Preferred Stock (in lieu of converting into Common Stock), into an equal number of shares of Series B Preferred Stock, by surrender of the certificates representing the shares of Preferred Stock to be converted. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Preferred Stock shall initially be $1.00 for the Series A Preferred Stock, $2.50 for the Series B Preferred Stock and the Series B-1 Preferred Stock, $ 1.954 for the Series C Preferred Stock and $2.50 for the Series D Preferred Stock (as to each, the "Conversion Price"), subject to adjustment as set forth in paragraph (d) below. Each holder of shares of Series B-1 Preferred Stock shall have the right, at such time as such holder and its affiliates would hold, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation (assuming solely for the purpose of such calculation that shares of Series B-1 Preferred Stock then held by such holder or any affiliate thereof constituting in the aggregate at least twenty-five (25%) percent of the number of shares of Series B-1 Preferred Stock held by such holder on May 6, 1996 (the "Minimum Number of Shares") would entitle such holder to such number of votes as shall equal the nearest whole number of shares of Common Stock into which said shares of Series B-1 Preferred Stock would then be convertible but for the provisions of this Section 4(a)), to convert up to that number of such holder's shares of Series B-1 Preferred Stock (but in no event representing less than the Minimum Number of Shares), that, after giving effect to such conversion, would result in such holder and its affiliates holding, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation into, at the option of the holder thereof, either (a) an equal number of fully paid and nonassessable shares of Series B Preferred Stock or (ii) that number of shares of Common Stock as is determined in accordance with the foregoing provisions of this Section 4(a). Shares of Series B-1 Preferred Stock shall be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), as aforesaid, within five business days of written notice from such holder(s) of Series B-1 Preferred Stock to the Corporation requesting that the specified number of such holder's shares of Series B-1 Preferred Stock be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), and otherwise in accordance with Section 4(b). As used herein, the term "Original Issuance Date" shall mean the date of original issuance of the first share of Series D Preferred Stock.

     (b) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to paragraph (a) above by delivering to the Corporation the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (c) No fractional shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or Series D Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) or scrip shall be issued upon conversion of shares of Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Preferred Stock shall be computed on the basis of the aggregate number of shares of Preferred Stock to be converted. Instead of any fractional shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the price of one share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as determined in good faith by the Board of Directors and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

     (d) The Conversion Price applicable to the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock and/or the Series D Preferred Stock (as the case may be) shall be subject to adjustment from time to time as follows:

          (i) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock (including shares of Common Stock deemed to be issued pursuant to subdivision (3) of clause (ii) below) other than Excluded Stock (as defined in clause (iii) below) without consideration or for a consideration per share less than the Conversion Price applicable to such series of Preferred Stock in effect immediately prior to the issuance of such Common Stock, then the applicable Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing:

               (1) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of clause (ii) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

               (2) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of clause (ii) below) immediately after the issuance of such Common Stock.

          (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

               (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

               (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof (such Fair Market Value being determined as provided in the definition thereof but with reference to such consideration), irrespective of any accounting treatment.

               (3) The issuance after the Original Issuance Date of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities shall be deemed to be an issuance of Common Stock for purposes of clause (i) above. In the case of any such issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    a. the aggregate maximum number of shares of Common Stock
               deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                    b. the aggregate maximum number of shares of Common Stock
               deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above);

                    c. on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    d. on the expiration of any such options or rights, the
               termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof

          (iii) "Excluded Stock" means (A) shares of Common Stock, and options therefor, issued or granted from time to time to employees, directors and officers of and consultants to the Corporation pursuant to agreements, plans or arrangements approved by the Board of Directors; (B) shares of Series B Preferred Stock issued upon exercise or exchange of stock subscription warrants dated September 19, 1995 and May 6, 1996 to purchase shares of Series B Preferred Stock; (C) shares of Common Stock issued upon conversion of shares of Preferred Stock; (D) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; (E) shares of Series B Preferred Stock issued upon conversion of shares of Series B-1 Preferred Stock; (F) shares of Common Stock issued upon exercise or exchange of stock subscription warrants dated May 28, 1997, issued to Bear, Stearns & Co. Inc. to purchase shares of Common Stock; (G) shares of Series C Preferred Stock issued upon exercise or exchange of stock subscription warrants dated February 27, 1997 and April 2, 1997 to purchase shares of Series C Preferred Stock; (H) shares of Common Stock issued to Tenet Healthcare Corporation ("Tenet") pursuant to the Common Stock Purchase Agreement dated as of February __, 1998, between the Company and Tenet and (I) securities that were declared to be "Excluded Stock" for purposes of this Section by the holders of at least 60% of (1) the shares of Series A Preferred Stock and Series B Preferred Stock if an adjustment of the Conversion Price of the Series A Preferred Stock and/or Series B Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series A Preferred Stock and/or Series B Preferred Stock, (2) the shares of Series C Preferred Stock if an adjustment of the Conversion Price of the Series C Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series C Preferred Stock and (3) the shares of Series D Preferred Stock if an adjustment of the Conversion Price of the Series D Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series D Preferred Stock.

          (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

          (v) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

          (vi) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each share of Preferred Stock shall after such reorganization, reclassification, consolidation or merger (unless, in the case of a consolidation or merger, payment shall have been made to the holders of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section 2(c) of this Article Fourth) be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

          (viii) In any case in which the provisions of this paragraph (d) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

     (e) Whenever the Conversion Price shall be adjusted as provided in paragraph (d), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The

Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Preferred Stock as to which the Conversion Price shall be so adjusted at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (f) below.

     (f) If the Corporation shall propose to take any action of the types described in clauses (iv), (v) or (vi) of paragraph (d) above, the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in paragraph (e) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (g) The Corporation shall reserve, and at all times from and after the date of Original Issuance Date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

     (h) At any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of shares of Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 4 with respect to the rights of such holder of shares of Preferred Stock.

5. Mandatory Conversion.

     (a) Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price per share of Common Stock to the public that would reflect a pre-offering market valuation of the Company (based on all then outstanding shares of capital stock and assuming the exercise of all then outstanding options therefor) of at least $100,000,000 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $20,000,000 (a "Qualified Public

Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock $1.00, (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.50, (C) in the case of the Series C Preferred Stock $ 1.954 and (D) in the case of the Series D Preferred Stock $2.50 by (ii) the applicable Conversion Price, as last adjusted and then in effect.

     (b) As promptly as practicable after the date of consummation of any Qualified Public Offering and the delivery to the Corporation of the certificate or certificates for the shares of Preferred Stock which have been converted, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or upon the written order of each holder of Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the date of such Qualified Public Offering and on such date the shares of Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

     (c) The provisions set forth in Sections 4(b) and (c) shall apply to the conversion of Preferred Stock pursuant to this Section in the same manner as they apply to the conversion of Preferred Stock pursuant to Section 4.

                                      THIRD

     This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment has been signed by an authorized officer of this Corporation this 23rd day of February, 1998.


                                 iVILLAGE INC.



                                 By: /s/ Steve Elkes
                                     ----------------------------------
                                     Name:  Steve Elkes
                                     Title: Vice President


Attest:


/s/ Steve Lake
-------------------------------
Name:  Steve Lake
Title: Vice President

                          CERTIFICATE OF AMENDMENT

                                     OF

                        CERTIFICATE OF INCORPORATION

                                     OF

                               i VILLAGE INC.

                  i VILLAGE INC., a Delaware corporation (the
"Corporation"), hereby certifies as follows:

1. The current name of the Corporation is "i VILLAGE INC."

2. Effective immediately, Article FOURTH, Section 5(a) of the Certificate of Incorporation of the Corporation shall be amended and restated as follows:

                  "Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price per share of Common Stock to the public that would reflect a price per share of Common Stock (subject to equitable adjustment for stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) of not less than $3.45 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $20,000,000 (a "Qualified Public Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing
                  (i) (A) in the case of the Series A Preferred Stock $1.00,
                  (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.50, (C) in the case of the Series C Preferred Stock $1.954 and (D) in the case of the Series D Preferred Stock $2.50 by (ii) the applicable Conversion Price, as last adjusted and then in effect."

3. This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware and Article Fourth Section 3 of the Certificate of Incorporation of the Corporation.

                                  * * * * *

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of the 31st day of August, 1998, by its Vice-President, who hereby affirms and acknowledges, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true.

                                        i VILLAGE, INC.

                                        By:        /s/  Steven Elkes
                                                 -------------------------
                                                 Name:  Steven Elkes
                                                 Title:  Vice-President

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                                i VILLAGE INC.


                                     FIRST

                  The name of the corporation is i VILLAGE INC. (the "Corporation").

                                    SECOND

                  Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                  FOURTH: The Corporation shall be authorized to issue 120,000,000 shares of all classes, consisting of (i) 65,000,000 shares of common stock, $.0005 par value (the "Common Stock"), and (ii) 55,000,000 shares of preferred stock, $.0005 par value. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of Section 3 hereof, from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, voting rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Of such preferred stock, 1,000,000 shares shall be designated as "Series A Preferred Stock", 5,629,846 shares shall be designated as "Series B Preferred Stock", 300,000 shares shall be designated as "Series B-1 Preferred Stock", 13,528,762 shares shall be designated as "Series C Preferred Stock", 13,000,000 shares shall be designated as "Series D Preferred Stock and 18,953,616 shares shall be designated "Series E Preferred Stock". (For convenience of reference, the shares of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are sometimes hereinafter collectively referred to as the "Preferred Stock".) The Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the following designations, powers, preferences and other rights, and qualifications, limitations and restrictions:

1. Dividends. The holders of Preferred Stock shall be entitled to share in any dividends declared and paid upon or set aside for the Common Stock of the Corporation, pro rata in accordance with the number of shares of Common Stock into which such shares of Preferred Stock are then convertible pursuant to
Section 4.

2.       Liquidation.

              (a) Upon a Liquidation (as defined below), after payment or provision for payment of the debts and other liabilities of the Corporation and all amounts which the holders of any class of capital stock ranking senior to the Preferred Stock shall be entitled to receive upon such Liquidation,

                  (i) the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be entitled to receive, on a pari-passu basis in accordance with their respective Preference Amounts (as defined below), out of the remaining assets of the Corporation available for distribution to its stockholders with respect to each share of Series C Preferred Stock, an amount (the "Series C Preference Amount") equal to the sum of (A) $1.954 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, with respect to each share of Series D Preferred Stock, an amount (the "Series D Preference Amount") equal to the sum of (A) $2.50 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, and with respect to each share of Series E Preferred Stock, an amount (the "Series E Preference Amount") equal to the sum of (A) $2.85 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, before any distribution shall be made to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Common Stock or any other class of capital stock of the Corporation ranking junior to the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock the full respective Series C Preference Amounts, Series D Preference Amounts and Series E Preference Amounts to which they shall be entitled, respectively, the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full.

              (ii) After distribution to the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of the full Series C Preference Amount, Series D Preference Amount and Series E Preference Amount set forth in Section 2(a)(i), the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the holders of Series B-1 Preferred Stock shall be entitled to receive, on a pari passu basis in accordance with their respective Preference Amounts, out of the remaining assets of the Corporation available for distribution to its stockholders, with respect to each share of Series A Preferred Stock an amount (the "Series A Preference Amount") equal to the sum of (A) $1.00 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, and with respect to each share of Series B Preferred Stock and each share of Series B-1 Preferred Stock an amount (the "Series B Preference Amount") equal to the sum of (A) $2.50 and (B) all declared but unpaid dividends payable with respect to such share under Section 1, in each case, before any distribution shall be made to the holders of the Common Stock or any other class of capital stock of the Corporation ranking junior to the Preferred Stock. If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock the full respective Preference Amounts to which they shall be entitled, respectively, the holders of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock shall share ratably in any distribution of assets based on the respective amounts which would be payable to them on or with respect to the shares of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock held by them upon such distribution pursuant to this Section 2 as if all amounts payable on or with respect to such shares were paid in full. The Series A Preference Amount, Series B Preference Amount, Series C Preference Amount, Series D Preference Amount and Series E Preference Amount sometimes hereinafter shall be collectively referred to as the "Preference Amount" and each such Preference Amount shall be subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences.


              (b) Upon any Liquidation, the holders of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall, after any distribution to such holders of the full amount to which they shall be entitled under paragraph (a) above, not share in the distribution of the remaining assets of the Corporation, except to the extent that such holders also hold Common Stock of the Corporation.
After distribution of the Preference Amount, the remaining assets of the Corporation available for distribution, if any, to the stockholders of the Corporation shall be distributed to the holders of shares of Common Stock and Series E Preferred Stock, pro rata based on the respective number of shares of Common Stock then owned or then issuable upon conversion of the Series E Preferred Stock then owned by such stockholders, provided, however, that the aggregate distribution per share of Series E Preferred Stock pursuant to
Section 2(a)(i) and 2(b) shall not exceed $5.70 (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences).

              (c) For purposes of this Section 2, a Corporate Transaction (as defined below) shall be treated as a Liquidation and shall entitle the holders of Preferred Stock to receive, upon the consummation of such Corporate Transaction, consideration in the same form as is to be provided in such Corporate Transaction (whether cash, securities, other property or any combination thereof), having a value (as determined in accordance with the next sentence) equivalent to the sum of (i) the amounts to which such holders of Preferred Stock would otherwise have been entitled pursuant to Section 2(a) and Section 2(b) assuming such Corporate Transaction had constituted a Liquidation within the meaning of this Section 2 and (ii) that in the case of each share of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, an additional amount that, when added to the amount of declared but unpaid dividends (if any) then payable with respect to such share of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, will constitute an amount representing a 10% (calculated daily and compounded annually) internal rate of return (computed in accordance with generally accepted financial practice) with respect to the Series C Preference Amount, Series D Preference Amount or Series E Preference Amount, as the case may be, of such share calculated for the period commencing with the date of the original issuance thereof and ending on the date of such Corporate Transaction and in connection with such calculation, the Corporation shall provide each holder of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock with the information set forth in Section 4(f) within the time period specified therein. In the event that any distribution pursuant to this Section 2(c) shall be payable in a form other than cash, the value thereof shall be its fair market value as determined in good faith by the Board of Directors of the Company; provided, however, that if the holders of 60% of the then outstanding Preferred Stock shall dispute in writing such determination within ten (10) business days of such determination, the Corporation shall promptly engage a nationally-recognized independent investment banking firm or independent competent appraisers, jointly selected by the Corporation and the holders of at least 60% of the then outstanding Preferred Stock, to determined the value of the non-cash assets and property to be distributed to the holders of Preferred Stock pursuant to this Section 2, whose determination shall be conclusive (the "Fair Market Value").

              (d) As used herein, the following terms shall have the following respective meanings:

                  (i) "Corporate Transaction" means (A) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets.

                  (ii) "Liquidation" means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction.

3.       Voting Rights.

              (a) In addition to the rights provided by law and in the Corporation's By-laws, each share of Preferred Stock (except for shares of Series B-1 Preferred Stock) shall entitle the holder thereof to such number of votes as shall equal the nearest whole number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4. Except as provided in paragraphs (b) and (c) below or as otherwise provided by law, the holders of Preferred Stock (except for Series B-1 Preferred Stock) shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class. Except as otherwise required by law, all shares of Series B-1 Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters.

              (b) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of a majority of the shares of Series A Preferred Stock then outstanding (with respect to clauses (1), (2), (3) and (4) below), voting as a separate class, (ii) the holders of at least 60% of the shares of Series B Preferred Stock then outstanding (with respect to clauses (1), (2), (3) and (4) below), voting as a separate class, (iii) the holders of at least a majority of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding, voting together as a class (with respect to clauses (5) and (6) below), (iv) the holders of at least 66(Beta)% (by voting power) of the shares of Series D Preferred Stock then outstanding voting as a separate class (with respect to clauses (2), (3), (4) and (7) below) and (v) the holders of at least 66(Beta)% (by voting power) of the shares of Series E Preferred Stock then outstanding voting as a separate class (with respect to clauses (2), (3), (4) and (8) below):

                  (1) authorize, create, designate or establish any class or series of capital stock ranking senior to such series of Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of such series of Preferred Stock;

                  (2) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock as to affect them adversely;

                  (3) in any other manner amend the Certificate of Incorporation of the Corporation so as to materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock, except (1) to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, pari passu with or junior to such series of Preferred Stock and (2) that the number of shares of Common Stock that the Corporation is authorized to issue may, without separate class vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon;

                  (4) amend the By-laws of the Corporation in any manner that would materially adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of such series of Preferred Stock;

                  (5) consummate any Corporate Transaction; or

                  (6) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation.

                  (7) notwithstanding clause (3) above, authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, senior to or pari passu with the Series D Preferred Stock.

                  (8) notwithstanding clause (3) above, authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, senior to or pari passu with the Series E Preferred Stock.

              (c) The Corporation shall not, without the affirmative consent or approval of each of (i) the holders of at least 66(Beta)% of the shares of Series C Preferred Stock (with respect to clauses (1), (2), (3) and (4) below), voting separately as a class, (ii) the holders of at least 66(Beta)% of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (with respect to clauses (5), (6), (7) below), voting together as a class and (iii) the holders of least 60% of the shares of Series C Preferred Stock (with respect to clause (8) below), voting separately as a class:

                  (1) authorize, create, designate or establish any class or series of capital stock ranking senior to or pari passu with Series C Preferred Stock or reclassify any shares of Common Stock into shares pari passu with or having any preference or priority as to dividends or assets pari passu with or superior to any such preference or priority of Series C Preferred Stock;

                  (2) in any other manner alter or change the powers, preferences, or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock as to affect them adversely;

                  (3) in any other manner amend the Certificate of Incorporation of the Corporation so as to adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock, except to authorize, create, designate or establish any class or series of capital stock ranking, with respect to voting rights or rights to dividends or assets, junior to Series C Preferred Stock;

                  (4) amend the By-laws of the Corporation in any manner that would adversely affect the powers, preferences or rights, or qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock;

                  (5) consummate any Corporate Transaction;

                  (6) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation;

                  (7) incur or guaranty any indebtedness for money borrowed, having a maturity of twelve months or greater, in the excess of $5,000,000 in the aggregate at any time outstanding; or

                  (8) increase or decrease the authorized number of shares of Series C Preferred Stock, except as contemplated by Section 7.13 of the Series C Preferred Stock Purchase Agreement dated as of May 28, 1997 among the Corporation and the other parties identified therein.

              (d) The Corporation shall not, without the affirmative consent or approval of the holders of 66(Beta)% of the shares of Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding, voting together as a class:

                  (1) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire, repurchase or otherwise acquire, any shares of capital stock of the Corporation, other than (i) pursuant to any stock vesting or similar agreement with an officer, director or employee of the Company or (ii) in accordance with Sections 3.2 and 3.4 of the Fourth Amended and Restated Stockholders' Agreement dated as of the Original Issuance Date (as defined in Section 4(a)), among the Corporation and its stockholders named therein;

                  (2) increase or decrease the authorized number of shares of Preferred Stock or Common Stock; or

                  (3) sell, transfer, or grant any lien or encumbrance on any material intellectual property right of the Corporation, other than licenses granted in the ordinary course of business of the Corporation.

4.       Optional Conversion.

              (a) Upon the terms set forth in this Section 4, each holder of shares of Preferred Stock shall have the right, (x) in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock at such holder's option, at any time and from time to time, and (y) in the case of Series B-1 Preferred Stock, if and only to the extent permitted under the provisions of this Section 4(a), to convert any of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock, the product of $1.00 and the number of shares of Series A Preferred Stock being converted, (B) in the case of the Series B Preferred Stock and Series B-1 Preferred Stock, the product of $2.50 and the number of shares of Series B Preferred Stock or Series B-1 Preferred Stock (as the case may be) being converted, (C) in the case of the Series C Preferred Stock, the product of $1.954 and the number of shares of Series C Preferred Stock being converted, (D) in the case of the Series D Preferred Stock, the product of $2.50 and the number of shares of Series D Preferred Stock being converted and (E) in the case of Series E Preferred Stock, the product of $2.85 and the number of shares of Series E Preferred Stock being converted, by (ii) the applicable Conversion Price (as defined below) therefor, as last adjusted and then in effect, and in addition, in the case of the Series B-1 Preferred Stock (in lieu of converting into Common Stock), into an equal number of shares of Series B Preferred Stock, by surrender of the certificates representing the shares of Preferred Stock to be converted. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Preferred Stock shall initially be $1.00 for the Series A Preferred Stock, $2.24 for the Series B Preferred Stock and the Series B-1 Preferred Stock, $1.954 for the Series C Preferred Stock, $2.50 for the Series D Preferred Stock and $2.85 for the Series E Preferred Stock (as to each such series of Preferred Stock, the "Conversion Price"), subject to adjustment as set forth in paragraph (d) below. Each holder of shares of Series B-1 Preferred Stock shall have the right, at such time as such holder and its affiliates would hold, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation (assuming solely for the purpose of such calculation that shares of Series B-1 Preferred Stock then held by such holder or any affiliate thereof constituting in the aggregate at least twenty-five (25%) percent of the number of shares of Series B-1 Preferred Stock held by such holder on May 6, 1996 (the "Minimum Number of Shares") would entitle such holder to such number of votes as shall equal the nearest whole number of shares of Common Stock into which said shares of Series B-1 Preferred Stock would then be convertible but for the provisions of this Section 4(a)), to convert up to that number of such holder's shares of Series B-1 Preferred Stock (but in no event representing less than the Minimum Number of Shares), that, after giving effect to such conversion, would result in such holder and its affiliates holding, in the aggregate, voting capital stock of the Corporation representing less than nineteen and nine-tenths (19.9%) percent of the then outstanding voting capital stock of the Corporation into, at the option of the holder thereof, either (a) an equal number of fully paid and nonassessable shares of Series B Preferred Stock or (ii) that number of shares of Common Stock as is determined in accordance with the foregoing provisions of this Section 4(a). Shares of Series B-1 Preferred Stock shall be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), as aforesaid, within five business days of written notice from such holder(s) of Series B-1 Preferred Stock to the Corporation requesting that the specified number of such holder's shares of Series B-1 Preferred Stock be converted into shares of Series B Preferred Stock or Common Stock (as requested by the holder thereof), and otherwise in accordance with
Section 4(b). As used herein, the term "Original Issuance Date" shall mean the date of original issuance of the first share of Series E Preferred Stock.

              (b) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to paragraph (a) above by delivering to the Corporation the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) or Series B Preferred Stock (in the case of Series B-1 Preferred Stock) are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

              (c) No fractional shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, Series
D Preferred Stock or Series E Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) or scrip shall be issued upon conversion of shares of Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Preferred Stock shall be computed on the basis of the aggregate number of shares of Preferred Stock to be converted. Instead of any fractional shares of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock), Series B

Preferred Stock (in the case of Series B-1 Preferred Stock) which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the price of one share of Common Stock (in the case of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock), Series B Preferred Stock (in the case of Series B-1 Preferred Stock) as determined in good faith by the Board of Directors and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

              (d) The Conversion Price applicable to the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and/or the Series E Preferred Stock (as the case may be) shall be subject to adjustment from time to time as follows:

                  (i) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock (including shares of Common Stock deemed to be issued pursuant to subdivision
(3) of clause (ii) below) other than Excluded Stock (as defined in clause
(iii) below) without consideration or for a consideration per share less than the Conversion Price applicable to such series of Preferred Stock in effect immediately prior to the issuance of such Common Stock, then the applicable Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing:

                      (1) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of clause (ii) below) immediately prior to such issuance, multiplied by the applicable Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

                      (2) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of clause (ii) below) immediately after the issuance of such Common Stock.

                  (ii) For the purposes of any adjustment of the Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

                      (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

                      (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof (such Fair Market Value being determined as provided in the definition thereof but with reference to such consideration), irrespective of any accounting treatment.

                      (3) The issuance after the Original Issuance Date of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities shall be deemed to be an issuance of Common Stock for purposes of clause (i) above. In the case of any such issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                          a. the aggregate maximum number of shares of Common
Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                          b. the aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above);

                          c. on any change in the number of shares or exercise
price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                          d. on the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

                  (iii) "Excluded Stock" means (A) shares of Common Stock, and options therefor, issued or granted from time to time to employees, directors and officers of and consultants to the Corporation pursuant to agreements, plans or arrangements approved by the Board of Directors; (B) shares of Series B Preferred Stock issued upon exercise or exchange of stock subscription warrants dated September 19, 1995 and May 6, 1996 to purchase shares of Series B Preferred Stock; (C) shares of Common Stock issued upon conversion of shares of Preferred Stock; (D) shares of Common Stock issued by the Corporation as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; (E) shares of Series B Preferred Stock issued upon conversion of shares of Series B-1 Preferred Stock; (F) shares of Common Stock issued upon exercise or exchange of stock subscription warrants dated May 28, 1997, issued to Bear, Stearns & Co. Inc. to purchase shares of Common Stock; (G) shares of Series C Preferred Stock issued upon exercise or exchange of stock subscription warrants dated February 27, 1997 and April 2, 1997 to purchase shares of Series C Preferred Stock; (H) shares of Common Stock issued to Tenet Healthcare Corporation ("Tenet") pursuant to the Common Stock Purchase Agreement dated as of February 24, 1998 (the "Tenet Agreement"), between the Corporation and Tenet; (I) Additional Shares (as such term is defined in the Tenet Agreement), (J) shares of Common Stock issued in connection with the acquisition of Health ResponseAbility Systems, Inc. on May 29, 1997; (K) shares of capital stock of the Company issued to one or more broadcast networks or their affiliates in exchange for in-kind consideration (which may include, by way of example, but not in limitation thereof, promotion, marketing and advertising time); (L) shares of capital stock of the Corporation issued as consideration in connection with the acquisition by the Corporation of all or substantially all of the assets or all capital stock of any person or entity and (M) securities that were declared to be "Excluded Stock" for purposes of this Section by the holders of at least 60% of (1) the shares of Series A Preferred Stock and Series B Preferred Stock if an adjustment to the Conversion Price of the Series A Preferred Stock and/or Series B Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series A Preferred Stock and/or Series B Preferred Stock, (2) the shares of Series C Preferred Stock if an adjustment to the Conversion Price of the Series C Preferred Stock would otherwise result pursuant to
Section 4(d)(i) with respect to Series C Preferred Stock, (3) the shares of Series D Preferred Stock if an adjustment to the Conversion Price of the Series D Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series D Preferred Stock and (4) the shares of Series E Preferred Stock if an adjustment to the Conversion Price of the Series E Preferred Stock would otherwise result pursuant to Section 4(d)(i) with respect to Series E Preferred Stock.

                  (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

                  (v) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                  (vi) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each share of Preferred Stock shall after such reorganization, reclassification, consolidation or merger (unless, in the case of a consolidation or merger, payment shall have been made to the holders of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section 2(c) of this Article Fourth) be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

                  (vii) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

                  (viii) In any case in which the provisions of this paragraph
(d) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

              (e) Whenever the Conversion Price shall be adjusted as provided in paragraph (d), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Preferred Stock as to which the Conversion Price shall be so adjusted at such holder's address appearing on the Corporation's records.
Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (f) below.

              (f) If the Corporation shall propose to take any action of the types described in clauses (iv), (v) or (vi) of paragraph (d) above, the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in paragraph (e) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

              (g) The Corporation shall reserve, and at all times from and after the date of Original Issuance Date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

              (h) At any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of shares of Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 4 with respect to the rights of such holder of shares of Preferred Stock.

5.       Mandatory Conversion.

              (a) Upon the consummation of the first underwritten public offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, at an offering price per share of Common Stock to the public (subject to equitable adjustment for stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) of not less than $3.93 and with aggregate proceeds (net of underwriting discounts and commissions) to the Corporation of not less than $20,000,000 (a "Qualified Public Offering"), each share of Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) (A) in the case of the Series A Preferred Stock $1.00, (B) in the case of the Series B Preferred Stock and the Series B-1 Preferred Stock $2.50, (C) in the case of the Series C Preferred Stock $1.954, (D) in the case of the Series D Preferred Stock $2.50 and (E) in the case of the Series E Preferred Stock $2.85 by (ii) the applicable Conversion Price, as last adjusted and then in effect.

              (b) As promptly as practicable after the date of consummation of any Qualified Public Offering and the delivery to the Corporation of the certificate or certificates for the shares of Preferred Stock which have been converted, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or upon the written order of each holder of Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (c) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the date of such Qualified Public Offering and on such date the shares of Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

              (c) The provisions set forth in Sections 4(b) and (c) shall apply to the conversion of Preferred Stock pursuant to this Section in the same manner as they apply to the conversion of Preferred Stock pursuant to Section 4.

                                     THIRD

                  This Amendment was duly adopted by the Board of Directors of the Corporation, acting by unanimous written consent in lieu of meeting effective as of this date, pursuant to Section 242 of the General Corporation Law of the State of Delaware and by the stockholders of the Corporation, acting by written consent in lieu of a meeting effective as of this date pursuant to Section 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, this Certificate of Amendment has been signed by an authorized officer of this Corporation this 3rd day of December, 1998.

                                             iVILLAGE INC.

                                             By: /s/ Steven Elkes
                                                -----------------------------
                                                Name:  Steven Elkes
                                                Title: Vice President